VOYA MUTUAL FUNDS

Voya Multi-Manager International Equity Fund

(the "Fund")

Supplement dated August 6, 2020

to the Fund's Class I and Class P shares Prospectus and Class P3 shares Prospectus

(each a "Prospectus" and collectively the "Prospectuses")

each dated February 28, 2020

Effective immediately, the first paragraph in the sub-section entitled "Management of the Funds – The Sub-Advisers and Portfolio Managers – Voya Multi-Manager International Equity Fund - Baillie Gifford Overseas Limited" is deleted in its entirety and replaced with the following:

Baillie Gifford Overseas Limited ("BG Overseas" or "Sub-Adviser") is a wholly-owned subsidiary of Baillie Gifford & Co., a Scottish investment company. Founded in 1908, Baillie Gifford & Co. manages money primarily for institutional clients. It is one of the largest independently owned investment management firms in the United Kingdom which, as of December 31, 2019 had approximately $289.6 billion in assets under management. The principal address of BG Overseas is Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland. As of December 31, 2019, BG Overseas had assets under management of over $170.3 billion.

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